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                                  UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 30, 2000



                              SARA LEE CORPORATION
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


          MARYLAND                   1-3344                 36-2089049
 ---------------------------     ---------------       ---------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
     of incorporation)            File Number)        Identification Number)



    Suite 4600, Three First National Plaza, Chicago, Illinois   60602-4260
    ----------------------------------------------------------  ----------
    (Address of principal executive offices)                    (Zip Code)


         Registrant's telephone number, including area code:  312/726-2600
                                                             -------------

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ITEM 5.  OTHER EVENTS

    On May 30, 2000, Sara Lee Corporation issued the following press release:

SARA LEE CORPORATION
Three First National Plaza
Chicago, IL 60602-4260



FOR IMMEDIATE RELEASE


Media:      Theresa Herlevsen, 312.558.8489
Analysts:   Janet Bergman, 312.558.8651


SARA LEE CORPORATION RESHAPES PORTFOLIO TO TIGHTEN GLOBAL BUSINESS FOCUS

COMPANY ANNOUNCES PLANS FOR DISPOSITION OF COACH, PYA/MONARCH FOODSERVICE UNIT, CHAMPION AND OTHER NON-CORE BUSINESSES

THREE ACQUISITIONS STRENGTHEN GLOBAL POSITIONS IN COFFEE, UNDERWEAR AND MEATS

COMPANY PROVIDES INSIGHT FOR FISCAL YEAR 2001 RESULTS



CHICAGO (MAY 30, 2000) -- Sara Lee Corporation announced today the first steps of a significant reshaping of its business portfolio that will tighten the company's focus on a smaller number of global branded consumer packaged goods segments. Both acquisitions and dispositions will be used to concentrate the company's resources on three business segments: Food and Beverage, Intimates and Underwear, and Household Products.

     Business disposition plans announced today include initial public offerings and subsequent dispositions for Coach, a leading global leather goods business, and PYA/Monarch, the country's fourth-largest, full-service foodservice distributor. In addition, the company announced its intent to sell Champion, a global manufacturer and marketer of high-quality athletic apparel, and the International Fabrics division of Courtaulds. These businesses do not fit with Sara Lee's renewed focus on branded consumer packaged goods segments in which the company can enjoy leading category positions around the world. These dispositions are designed to streamline the company's structure and create increased value for Sara Lee shareholders.

     "We have a new vision for Sara Lee, a vision that will focus our business portfolio and resources on a smaller number of more powerful global growth platforms," said C. Steve McMillan, president and chief operating officer. McMillan will assume the role of president and chief executive officer July 1. "What we have begun today allows us to preserve the benefits of diversification while improving the consistency and sustainability of our company's growth prospects and performance over the long term."

     Several acquisitions and investments also were announced that will strengthen Sara Lee's global position in its Food and Beverage, and Intimates and Underwear segments. These include:

- Uniao's coffee business, which is the largest coffee company in Brazil. Uniao gives Sara Lee a number-one position in that country, which is the world's second-largest coffee consuming market after the United States.

- Sol y Oro, the number-one branded intimate apparel and men's underwear company in Argentina. This packaged apparel business, combined with the Uniao coffee acquisition, provides an important platform for further expansion in Latin America's large Mercosur trading bloc.

- A minority investment in Johnsonville Sausage Company, the leading manufacturer of premium fresh sausage products in the United States. This investment provides Sara Lee's meat companies exposure to a fast-growing meat category in which the company's product line is currently underrepresented.

     Sara Lee's portfolio shift solidifies its mission to build leadership brands in markets around the world and underscores its focus on products and businesses that:

-    Are global, or have the potential to expand globally
-    Hold leading brand positions (#1 or #2)
-    Reach consumers through multiple distribution channels
-    Benefit from innovative product development efforts
- Can achieve "breakthrough economics," which is defined as a cost structure that is not easily matched by the competition

     "This reshaping will increase Sara Lee's opportunities to leverage our global presence, marketing expertise, manufacturing scale and proprietary production processes to yield significant competitive advantages, high returns and superior growth," McMillan said. "We are confident that the program we have announced today benefits our employees and customers, and provides increased value for our shareholders."

     The initial public offerings for Coach and PYA/Monarch are expected to take place before December 31, 2000. Subsequent to the IPOs, Sara Lee will own at least 80.1% of each business. Although no specific timetable or transaction format has been established, the company anticipates, subject to market conditions, that the remaining ownership in Coach and PYA/Monarch will be disposed of within 18 months. The company will negotiate separately the sale of Champion and International Fabrics.

     "All of these businesses hold leadership positions in their categories, but they do not fit within our new, more focused vision on branded consumer products with global opportunities," McMillan said. "In some cases we also saw greater prospects for the companies separate from Sara Lee. We are confident that these businesses will continue to deliver value as independent entities or as part of another company."

     Coach is a $550 million global designer, producer and marketer of high-quality leather goods.

     PYA/Monarch is a $2.7 billion regional foodservice distributor operating in the southeastern United States. It is the fourth-largest foodservice distributor in the country.

     Champion is a $500 million global manufacturer, marketer and distributor of high-quality athletic, recreational and casual apparel.

     International Fabrics is a $400 million division of Courtaulds, a U.K.-based apparel manufacturer that Sara Lee recently acquired. It produces and sells raw components to makers of intimate apparel and underwear.

FISCAL YEAR 2001
     A number of one-time events, including transactions related to the company's reshaping efforts, are likely to affect reported earnings per share in fiscal 2001, which begins on July 2, 2000. The exact timing and financial proceeds or outlays from dispositions and acquisitions are not definitive at this point, nor is their likely effect on results for fiscal 2001, although management expects the net impact to be modestly accretive. Additionally, while individual transactions will result in one-time gains or losses, management believes that the net effect will be an overall one-time gain.

     From an operations perspective, the company is projecting strong growth in local currency terms for its core businesses. However, like most multinationals, Sara Lee's reported sales and profits are affected by the strength of the U.S. dollar against the Euro. The effect of adverse currency movements will be partly offset by a reduction in Sara Lee's tax rate to a long-term sustainable level of between 23% and 24%. The combined effect of these two items will be to offset a portion of Sara Lee's underlying constant currency profit growth. If currency rates remain at recent levels, the company anticipates that it will deliver reported earnings per share growth in the mid-single digits for fiscal 2001, as many of the benefits of the reshaping plan will not enhance earnings until after next year.

     Sara Lee Corporation (WWW.SARALEE.COM) is a global consumer packaged goods company with more than $20 billion in annual revenues. Its leading brands include SARA LEE, DOUWE EGBERTS, HILLSHIRE FARM, HANES and PLAYTEX.

NOTE: This news release does not constitute an offering of any securities for sale. Any offering would be made only by means of a prospectus.

FORWARD-LOOKING STATEMENTS: This news release contains certain forward-looking statements concerning Sara Lee's operations, economic performance and financial condition. These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Consequently, the corporation wishes to caution readers not to place undue reliance on any forward-looking statements. We have provided additional information in our Form 10-K for fiscal year 1999 and Forms 10-Q for the first, second and third quarters of fiscal 2000, which readers are encouraged to review, concerning factors that could cause actual results to differ materially from those in the forward-looking statements.

# # #

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                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SARA LEE CORPORATION
                                            --------------------
                                                (Registrant)


May 30, 20000                               By: /s/ Wayne R. Szypulski
                                                ---------------------------
                                                Wayne R. Szypulski
                                                Vice President - Controller